Exhibit 10.20

COMMERCIAL PROMISSORY NOTE

$500,000.00	March 25, 2025

FOR VALUE RECEIVED, the undersigned, ELAUWIT CONNECTION, INC., ("Borrower"), with an address of 1520 Locust Street, Philadelphia, PA 19102, promises to pay to the order of ENDURANCE FINANCIAL LLC ("Lender") at its offices at 1621 Central Avenue, Cheyenne, WY 82001 or at such other place as the Lender may direct, the sum of Five Hundred Thousand Dollars ($500,000.00), together with interest as follows:

1.            Definitions. In this Commercial Promissory Note ("Note"), all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Business Loan Agreement of even date hereof.

2.            Loan Amount. This Note evidences a commercial loan by Lender to Borrower in the amount of Five Hundred Thousand Dollars ($500,000.00) (the "Loan").

3.            Term of Loan. This Loan shall be for a term of Ninety (90) days ("Term"). The Note shall mature on the 90-day anniversary of the date of this Note ("Maturity Date"), unless extended at the Lender's sole option.

4.            Interest Rate. The Loan shall bear interest at the fixed rate of sixteen and one-half percent (16.5%) per annum. The annual interest rate shall be calculated on a 360-day year basis; that is, by applying the ratio of the annual interest rate over a year of 360 days multiplied by the outstanding principal balance, multiplied by the actual number of days the principal is outstanding.

5.            Payments. Borrower shall make monthly payments of interest only payable on the first day of each month. On the Maturity Date, the entire outstanding principal amount of the Loan shall be due and payable, together with all other unpaid interest, fees, penalties, costs and expenses due under the Note.

6.            Prepayment Penalty/Note not Assumable. Irrespective of the date of payment, Lender shall be entitled to collect a minimum of nine (9) months of interest payments on the outstanding amount due, including without limitation, upon acceleration of the amount due under the Note for any reason listed hereunder or upon satisfaction of the balance within the first nine (9) months from the date hereof. This amount is fully earned, non-refundable and due and payable on the date charged by Lender. After the payment of nine (9) monthly interest payments, Borrower shall have the privilege of prepaying this Note in full only, without penalty. No partial prepayment will be accepted at any time, unless the Loan is being paid in full. This Note is not assumable by any third-party and shall remain the obligation of the Borrower.

7.            Late Fees. Borrower acknowledges that the failure of Borrower to make any payment of principal or interest, including the payment due at maturity, when the same is due and payable will cause Lender to incur additional expense in servicing the indebtedness evidenced by this Note and will deprive the Lender of the use of the monies due to Lender, the precise measure of which expenses and loss is not susceptible to exact determination. Accordingly, if Lender does not receive the entire amount of any payment required under this Note within five (5) days of its due date, including the payment at Maturity, the Borrower shall pay a late fee of ten percent (10%) of the monthly payment amount or outstanding balance at Maturity, which Borrower acknowledges is a reasonable basis on which to compensate Lender for additional expense incident to such delinquency. This shall not be construed to obligate Lender to accept any overdue installment nor to limit Lender’s rights and remedies as hereinafter set forth.

8.            Capitalization of all Charges. Lender will capitalize or add to the principal balance all amounts due Lender when billed or charged, including, without limitation, past due amounts, fees and interest, legal fees and late fees. Capitalization does not cure a default.

9.            Collateral. Repayment of this Note is secured by, among other things, the Security Agreement of the Borrower granting Lender a security interest in and to eligible notes receivable as more particularly described therein.

10.          Default. Borrower shall be in default under this Note upon the occurrence of any of the following events (each, an "Event of Default"):

a.            Borrower shall fail to make any payment when due of principal, interest, costs and/or fees when due to Lender under the Note or under any of the other Loan Documents when due, whether at maturity or by acceleration or otherwise;

b.           Except as otherwise specifically provided for in the Loan Agreement, the Borrower shall fail to observe or perform any of the covenants or agreements on its part to be observed and performed under the Loan Agreement, or under any of the other Loan Documents;

c.           Any representation or warranty by Borrower under the Loan Agreement, or under any of the other Loan Documents shall be untrue in any material respect when made or shall become untrue in any material respect during the term of the Loan;

d.           Any Event of Default shall occur under any of the other Loan Documents or under the terms of any other document evidencing or securing any other loan facilities made by Lender to the Borrower or an affiliate of the Borrower;

e.           There shall be a material adverse change in the financial condition of the Borrower as determined by the Lender;

f.            The Borrower shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated as bankrupt, insolvent or file a voluntary petition in Bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any Bankruptcy reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by the Borrower for the purpose of effecting any of the foregoing;

g.           Any order, judgment or decree shall be entered by any court of competent jurisdiction, approving a Petition seeking reorganization of the Borrower, any member of the Borrower, or all or a substantial part of the assets of the Borrower, or appointing a receiver, sequestrator, trustee or liquidator of the Borrower, any member of the Borrower, or any of its property, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

h.           The dissolution, liquidation, or transfer or disposition (by operation of law or otherwise) for less than adequate consideration of a substantial portion of the assets of Borrower;

i.            Borrower, any guarantor, or any entity that is controlled by any guarantor (a "Related Entity") shall have defaulted in any respect under any note, mortgage, loan agreement or collateral documents executed by Borrower or any guarantor or Related Entity under or in connection with any loan transaction involving Borrower or such guarantor or Related Entity and Lender other than the Loan which is the subject of this Agreement, whether such other loan transaction(s) or any of them have been entered into prior to the date hereof or is entered into after the date hereof;

j.            If the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender (whether or not having the force of law) shall (A) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by Lender; (B) subject Lender or the Loan to any tax or change the basis of taxation payments to Lender of principal or interest due from Borrower to Lender hereunder (other than a change in the taxation of the overall net income of Lender; or (C) impose on Lender any other condition regarding the Loan or Lender’s funding thereof, and Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the Loan or to reduce the amount of principal or interest received by Lender hereunder, then Borrower shall pay to Lender, on demand, such additional amounts as Lender shall, from time to time, determine are sufficient to compensate and indemnify Lender from such increased cost or reduced amount.

11.          Default Rate. Upon the occurrence of an Event of Default hereunder or under the Loan Agreement, the rate of interest shall be the greater of (i) twenty-six and one-half percent (26.5%) per annum or (ii) the maximum amount of interest permitted by applicable law to be contracted for, charged or received (the "Default Rate"). The Default Rate will be charged upon the outstanding loan balance upon the occurrence of an Event of Default and may be calculated retroactively upon the balance due.

12.          Acceleration and Remedies. Upon the occurrence of an Event of Default hereunder, in addition to any other rights or remedies available to it hereunder or under any other Loan Document or at law or in equity, and without notice, the Lender may exercise any or all of the following rights and remedies as it may deem necessary or appropriate:

(i)           declare the outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon at the default rate and all other sums due hereunder or under any of the other Loan Documents, to be immediately due and payable in full together with reasonable attorneys’ fees for collection and payment of the same maybe enforced and recovered by the entry of judgment on this Note and the issuance of execution thereon; and/or

(ii)          set off all property of the Borrower now or hereafter at any time in its possession in any capacity whatsoever including but not limited to, any balance or share of any deposit, trust, or agency account, as to all of which property the Borrower hereby grants the Lender a lien and security interest. Borrower hereby authorizes Lender, to the extent permissible by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

(iii)         notwithstanding the absence or existence of any default hereunder Borrower shall pay upon demand any costs, expenses and attorney’s fees incurred by Lender in connection with any bankruptcy or insolvency proceedings filed by or against Borrower whether any such costs, expenses or attorney’s fees incurred in the sole discretion of Lender are related to the review, determination, protection, monitoring (including attendance at meetings or hearings) or enforcement by Lender of the indebtedness evidenced by the note, including, without limitation, the preparation and filing of any proof of claim, and without regard to whether Lender files, responds to or is a party to any application, motion or other proceeding.

13.          Waivers. The Borrower hereby waives presentment, demand, notice of nonpayment protest notice of protest, or other notice of dishonor, and any and all other notices in connection with any default under this Note, or any enforcement of the payment of, the Loan. To the extent permitted by law, Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect and agrees that such property may be sold to satisfy any judgment entered on this Note or the Security Documents, in whole or in part, and in any order as may be desired by Lender.

14.          Changes. This Note can only be changed by an agreement in writing signed by the Borrower and the Lender.

15.          Taxes. Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time affixed to this Note or the Security Documents; and if any taxes shall be imposed with respect to debts secured by the Security Documents or with respect to notes evidencing debts so secured, Borrower agrees to pay or reimburse Lender upon demand the amount of such taxes, and if Borrower fails or refuses or is not legally permitted to do so, Lender may, at its option, accelerate this Note to maturity as in the case of a default by Borrower.

16.          Binding on Successors and Assigns. All obligations under this Note are the joint and several unconditional obligations of the Borrower and all who succeed to its rights and interests. Release of any Borrower, any guarantor or any other property or Collateral shall not release any other Borrower, guarantor, property or Collateral from its obligations under the Note. Lender may transfer, assign its rights under this Note upon notice to Borrower.

17.          No Waiver by Lender. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender and then only the extent specifically set forth therein. A waiver in any one event shall not be construed as continuing or as a waiver of or bar to the exercise of that right or remedy with respect to any subsequent event or occurrence.

18.          Maximum Rate of Interest on Loan. Notwithstanding anything to the contrary contained herein or in any other document executed in connection with the Loan, the effective rate of interest on the Loan shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. The Borrower hereby agrees to give the Lender written notice in the event that Borrower has actual knowledge that an interest payment made to the Lender with respect to this Loan will cause the total interest payments collected in any one year to be usurious under applicable law, and the Lender hereby agrees not to knowingly collect any interest from the Borrower in the form of fees or otherwise which will render this Loan usurious. In the event that such interest would be usurious in the Lender’s opinion, the Lender reserves the right to reduce the interest payable by the Borrower or refund any such interest to the Borrower.

19.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

20.          Action. Waiver of Jury Trial; Consent to Jurisdiction and Venue; Consent to Service of Process. Following the occurrence of any Event of Default, the Borrower shall pay upon demand all reasonable costs and expenses (including all amounts paid to attorneys, accountants, real estate brokers and other advisors employed by the Lender), incurred by the Lender in the exercise of any of its rights, remedies or powers under this Note, any of the Loan Documents or with respect to any Collateral with respect to such Event of Default and any amount thereof not paid promptly following demand therefor together with interest thereon at the Default Rate from the date of such demand, shall become part of the Loan and shall be secured by the Deed of Trust and all other Collateral. In connection with and as part of the foregoing, in the event that any of the Loan Documents as defined in the Business Loan Agreement, is placed in the hands of an attorney for the collection of any sum payable thereunder, the Borrower agrees to pay reasonable attorneys’ fees for the collection of the amount being claimed under such Loan Document, as well as all costs, disbursements and allowances provided by law, the payment of which sums shall be secured by the Deed of Trust and all other Collateral.

THE BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF THEREOF HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER AGREES THAT THIS IS A BUSINESS LOAN AND THAT THE OBLIGATIONS EVIDENCED BY THIS NOTE ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ.

THE BORROWER FURTHER ACKNOWLEDGES THAT BORROWER HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF THE PENNSYLVANIA COURT OF COMMON PLEAS, PHILADELPHIA COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF EASTERN DISTRICT OF PENNSYLVANIA FOR ANY PROCEEDING IN CONNECTION HEREWITH.

BORROWER HEREBY WAIVES OBJECTIONS AS TO VENUE AND CONVENIENCE OF FORUM.

IF LENDER BRINGS ANY ACTION OR SUIT TO ENFORCE ANY OR ALL OF BORROWER'S OBLIGATIONS UNDER THIS NOTE, THE LOAN DOCUMENTS, SERVICE OF PROCESS MAY BE MADE UPON THE BORROWER BY MAILING A COPY OF THE SUMMONS BY PREPAID CERTIFIED FIRST-CLASS MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER, AND IN SUCH EVENT BORROWER HEREBY WAIVES ANY AND ALL OBJECTIONS TO SUFFICIENCY OF SERVICE OF PROCESS. THE FOREGOING SHALL BE DEEMED INDEPENDENT COVENANTS.

22.          CONFESSION OF JUDGMENT. EACH UNDERSIGNED BORROWER HEREBY GRANTS TO LENDER ALL THE RIGHT TO DECLARE ALL PRINCIPAL, INTEREST AND CHARGES OWED UNDER THIS NOTE TO BE IMMEDIATELY DUE AND PAYABLE, WITHOUT FURTHER ACTION OF ANY KIND ON THE PART OF THE LENDER. IN ADDITION, EACH UNDERSIGNED BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT THEREIN AGAINST IT FOR THE AMOUNT WHICH MAY BE DUE HEREIN AS EVIDENCED BY THE AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER SETTING FORTH THE AMOUNT THEN DUE, INCLUDING ACCRUED INTEREST, CHARGES, FEES, LATE CHARGES, COSTS, AND ANY AND ALL CHARGES, TAXES, AND LIENS PAID BY LENDER, ITS SUCCESSORS AND ASSIGNS AND IN ANY MANNER AFFECTING OR CHARGEABLE AGAINST THE PREMISES AND IMPROVEMENTS DESCRIBED IN THE DEED OF TRUST PLUS ATTORNEY’S FEES IN THE AMOUNT OF FIFTEEN (15%) PERCENT OF THE AMOUNT DUE, BUT IN NO EVENT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, AND ANY AND ALL CHARGES, TAXES, AND LIENS PAID BY LENDER, ITS SUCCESSORS AND ASSIGNS AND IN ANY MANNER AFFECTING OR CHARGEABLE AGAINST THE PREMISES AND IMPROVEMENTS DESCRIBED IN THE DEED OF TRUST TOGETHER WITH COSTS OF SUIT AND RELEASE OF ERRORS. IF A COPY HEREOF, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SAID PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. EACH BORROWER WAIVES THE RIGHT TO NOTICE AND A HEARING, ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT WITH RESPECT IN THE ENTRY OF ANY CONFESSION OF JUDGMENT. FURTHER, EACH UNDERSIGNED BORROWER SPECIFICALLY WAIVES AND DISCLAIMS THE BENEFITS AND PROTECTIONS AFFORDED TO IT AS PRINCIPAL, WITH RESPECT TO THE EXERCISE OF A POWER OF ATTORNEY BY THE AGENT UNDER 20 Pa.C.S.A. §5601.3(b), INCLUDING, BUT NOT LIMITED TO, THE AGENT’S DUTY TO ACT LOYALLY AND IN THE BEST INTERESTS OF THE PRINCIPAL AND TO AVOID CONFLICTS OF INTEREST. NO SINGLE EXERCISE SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER HEREOF SHALL ELECT, UNTIL ALL SUMS PAYABLE OR THAT MAY BECOME PAYABLE HEREUNDER BY THE BORROWER HAVE BEEN PAID IN FULL.

23.          Rights Cumulative. No right or remedy conferred upon or reserved to the Lender under this Note or any of the Loan Documents, or with respect to any guaranty of payment of the Loan or of performance of any of the Borrower’s obligations under any of the Loan Documents or any collateral securing the payment of the Loan under any of the Loan Documents, now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be or shall be deemed exclusive of any other such right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of the Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefore shall occur. No act of the Lender shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of the Lender shall be separate distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any Event of Default thereunder, or of any obligation or liability of the Borrower thereunder. Nothing herein, however, shall be construed to prevent the Lender from waiving any condition, obligation, or default it should so elect. In the event of such election by the Lender, any waiver, in order to be effective, must be in writing and signed by the Lender, and any such waiver shall be strictly limited in its effect to the condition, obligation or default specified therein and shall not extend to any subsequent condition, obligation or default or impair any right of the Lender with respect thereto.

24.          Judgment/Non-Merger. The recovery of any judgment by the Lender and/or the levy of execution under any judgment shall not affect in any manner or to any extent, liens or other security interests in any Collateral, or any rights, remedies or powers of the Lender under any of the Loan Documents or with respect to any Collateral, but such liens and security interests, and such rights, remedies and powers of the Lender shall continue unimpaired as before. Further, the entry of any judgment by the Lender shall not affect in any way the interest rate payable under any of the Loan Documents on any amounts due to the Lender, but interest shall continue to accrue on such amounts at the Default Rate (as defined above).

25.          Notices. All notices required hereunder shall be given in accordance with the terms of the Business Loan Agreement.

26.          Partial Invalidity, If any term or provision of this Note or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected there by and each term and provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Borrower has executed this Commercial Promissory Note on the date first above set forth.

Attest:	BORROWER:
Elauwit Connection, Inc.

/s/ Sean Arnette	By:	/s/ Barry Rubens
Secretary		Barry Rubens, CEO

ACKNOWLEDGEMENT

STATE OF	:
: SS.:
COUNTY OF	:

BE IT REMEMBERED that on this ___ day of November, 2024 before me, the subscriber, personally came and appeared, _______________, to me known, who I am satisfied is and who being by me duly sworn did depose and say that he is the President of Elauwit Connection, Inc., and that he executed the foregoing instrument, that he sealed the same and delivered said instrument as the voluntary act and deed of the corporation.

WITNESS my hand and notarial seal the day and year aforesaid.

My Commission Expires:

DISCLOSURE FOR CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL

Date:	March __, 2025

Undersigned:

Lender:	Endurance Financial LLC

The undersigned has executed, on the date hereof, a certain Business Loan Agreement, evidencing the obligations of Elauwit Connection, Inc. evidenced by a certain Commercial Promissory Note of even date herewith, in favor of Lender, under which Commercial Promissory Note the undersigned is obligated to repay monies to Lender.

A.           THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE COMMERCIAL PROMISSORY NOTE CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. IN ADDITION, THE COMMERCIAL PROMISSORY NOTE CONTAINS PROVISIONS WAIVING THE UNDERSIGNED’S RIGHT TO A JURY TRIAL. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER’S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B.           The undersigned certifies that a representative of Lender specifically called the confession of judgment and waiver of jury trial provisions in the Commercial Promissory Note to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection therewith.

The undersigned hereby certifies that: (i) its annual income exceeds $10,000.00; (ii) all references to "the undersigned" above refers to all persons and entities signing below; and (iii) the undersigned received a copy hereof at the time of signing.

BORROWER:

Elauwit Connection, Inc.

By:
Barry Rubens, CEO

Attest:

By:
Secretary